UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2003

CATHAY GENERAL BANCORP

(Exact name of registrant as specified in its charter)

Delaware	0-18630	95-4274680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 North Broadway, Los Angeles, California 90012

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (213) 625-4700

Cathay Bancorp, Inc.

(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets; Item 5. Other Events and Required FD Disclosure

On October 20, 2003, Cathay Bancorp, Inc., a Delaware corporation (“Cathay Bancorp” or the “Registrant”), completed its merger with GBC Bancorp, a California corporation (“GBC Bancorp”), pursuant to the terms of the Agreement and Plan of Merger, dated as of May 6, 2003 (the “Agreement and Plan of Merger”) by and among General Bank, a California banking corporation (“General Bank”), GBC Bancorp, the sole shareholder of General Bank, Cathay Bank, a California banking corporation (“Cathay Bank”), and Cathay Bancorp, the sole shareholder of Cathay Bank.

Pursuant to the terms of the Agreement and Plan of Merger, (i) General Bank was merged with and into Cathay Bank, with Cathay Bank as the surviving corporation (the “Bank Merger”), and (ii) GBC Bancorp was merged with and into Cathay Bancorp, with Cathay Bancorp as the surviving corporation (the “Merger”).

As a result of the Merger, (i) Cathay Bancorp will issue 6,750,000 shares of its common stock (the “Stock Consideration”) and pay $162,400,000 in cash (the “Cash Consideration”) for all of the issued and outstanding shares of GBC Bancorp common stock, (ii) GBC Bancorp’s common stock was removed from trading on the Nasdaq National Market, and (iii) Cathay Bancorp’s name was changed to “Cathay General Bancorp”. Cathay General Bancorp’s common stock will continue to be quoted on Nasdaq National Market under the symbol “CATY”.

The Registrant paid the Cash Consideration through existing cash balances and by issuing $40,000,000 in trust preferred securities. The Stock Consideration consisted of newly issued shares of common stock of the Registrant.

In connection with the Merger and the Bank Merger, three existing directors of GBC Bancorp joined the boards of directors of the Registrant and Cathay Bank. In addition, upon completion of the Merger, Mr. Peter Wu, GBC Bancorp’s Chairman of the Board of Directors and Chief Executive Officer, became the Registrant’s Executive Vice Chairman and Chief Operating Officer, and joined the newly-created Office of President/CEO.

On October 21, 2003, the Registrant issued a press release announcing the completion of the Merger and the Bank Merger. That press release is attached hereto as Exhibit 99.2.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements of the business acquired were previously filed as part of, or were incorporated by reference into, the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-106483).

(b)	Pro Forma Financial Information.

The pro forma financial information was filed previously as part of the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-106483).

(c)	Exhibits.

99.1	Agreement and Plan of Merger, dated as of May 6, 2003 by and among General Bank, GBC Bancorp, Cathay Bank and Cathay Bancorp, Inc. (incorporated herein by reference to the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-106483)).

99.2	Press Release dated October 21, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 21, 2003

CATHAY GENERAL BANCORP

By:	/s/ HENG W. CHEN

Heng W. Chen Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Agreement and Plan of Merger, dated as of May 6, 2003 by and among General Bank, GBC Bancorp, Cathay Bank and Cathay Bancorp, Inc. (incorporated herein by reference to the Registrant’s Registration Statement on Form S-4, as amended (File No. 333-106483)).

99.2	Press Release dated October 21, 2003.